Income Taxes	12 Months Ended
Jul. 03, 2022
Income Tax Disclosure [Abstract]
Income Taxes

(10) Income Taxes

Total loss before income taxes consists of:

	Fiscal Year Ended
	July 3, 2022	June 27, 2021
Loss before tax:
U.S.	$(31,388)	$(123,360)
Foreign	764	(4,136)
Total loss before tax	$(30,624)	$(127,496)

Income tax (benefit) expense consists of the following:

	Fiscal Year Ended
	July 3, 2022	June 27, 2021
Current income tax provision:
Federal	$2,481	$—
State and local	3,601	505
Foreign	107	(122)
Total current provision	6,189	383
Deferred income tax provision:
Federal	(6,307)	9
State and local	(895)	(1,707)
Foreign	323	280
Total deferred provision	(6,879)	(1,418)
Total income tax benefit	$(690)	$(1,035)

The 2022 and 2021 provision for income taxes differs from the amount computed by applying the statutory rate to the income before income taxes primarily due to the changes in the valuation allowance, state and local taxes and for 2022, items associated with the Business Combination and asset acquisitions.

	Fiscal Year Ended
	July 3, 2022		June 27, 2021
Federal statutory rate	$(6,431)	21.0%	$(26,774)	21.0%
State and local tax net of federal benefit	6,675	(21.8)	(6,190)	4.9
Deferred tax asset valuation allowance	(29,901)	97.6	34,060	(26.7)
Business Combination and asset acquisition items	10,800	(35.3)	—	—
Compensation limited by section 162(m) of the Internal Revenue Code	17,590	(57.4)	—	—
Uncertain tax positions	1	—	2	0.0
Foreign tax rate difference	65	(0.2)	(1,251)	1.0
Other	511	(1.6)	(882)	0.6
Effective tax rate	$(690)	2.3%	$(1,035)	0.8%

The Company’s effective tax rate was impacted by the reduction of the valuation allowance due to the recognition of deferred tax liabilities with the Bowl America acquisition, as well as becoming subject to Section 162(m) of the Internal Revenue Code that limits executive compensation tax deductibility and non-deductible transaction related costs as a result of the Business Combination. The increase in state and local tax expense reflects higher taxable income and the impact of having fully utilized net operating losses in certain states.

As of July 3, 2022, the Company had a net consolidated income tax receivable of $147 reflected in other current assets, a current consolidated income tax payable of $2,417 reflected in other current liabilities and a non-current consolidated income tax payable of $27 reflected in other long-term liabilities. As of June 27, 2021, the Company had a net consolidated income tax receivable of $119 reflected in other current assets and a non-current consolidated income tax payable of $26 reflected in other long-term liabilities.

The tax effects of temporary differences and carryforwards that give rise to significant components of deferred income tax assets and liabilities consist of:

	July 3, 2022	June 27, 2021
Deferred income tax assets:
Reserves not currently deductible	$21,961	$40,458
Capital lease liability	105,157	98,545
Net operating loss, interest, and tax credit carryforwards	109,504	132,184
Subtotal	236,622	271,187
Less: Valuation allowance	138,605	166,323
Total net deferred income tax assets	98,017	104,864

Deferred income tax liabilities:
Property and equipment	83,994	85,377
Favorable and unfavorable leases	7,827	8,886
Goodwill and intangibles	21,078	22,468
Total deferred income tax liabilities	112,899	116,731
Net deferred income tax liabilities	$14,882	$11,867

As of July 3, 2022, the Company has U.S. tax credit carryforwards of $209, U.S. federal net operating loss carryforwards (NOLs) of $460,572, and interest carryforward of $20,825. As of June 27, 2021, the Company has U.S. tax credit carryforwards of $209, U.S. federal net operating loss carryforwards (NOLs) of $546,452, and interest carryforward of $24,340. The tax credits were generated in the July 1, 2007 and June 29, 2008 tax years. The credits have a 20-year federal carryover period and will begin to expire starting in the fiscal year ending 2027. The NOL carryforwards will begin to expire in 2023. The interest carryforward and $37,851 of NOL carryforwards do not expire.

Realization of deferred tax assets associated with deductible temporary differences, net operating losses and other carryforwards is dependent on generating sufficient future taxable income. Under Sections 382 and 383 of the Code, the Company’s federal net operating loss carryforwards and other tax attributes may become subject to an annual limitation in the event of certain cumulative changes in the ownership of the Company’s stock. An “ownership change” pursuant to Section 382 of the Code generally occurs if one or more stockholders or group of stockholders who own at least 5% of a company’s stock increase their ownership by more than 50 percentage points over their lowest ownership percentage within a rolling three year period. The Company’s ability to utilize certain net operating loss carryforwards and other tax attributes to offset future taxable income or tax liabilities may be limited as a result of ownership changes. Similar rules may apply under state laws. It is currently estimated that $276,057 of the Company’s NOLs are subject to limitation due to the changes in ownership that occurred in 2004 and 2017 and that $195,900 of this amount may expire unused even if there is sufficient taxable income to absorb such NOLs. The Company has not experienced an ownership change, as defined under Section 382 and 383, since July 2017.

Based on the historical losses of the Company and limitations placed on NOLs due to changes in ownership in 2004 and 2017, the Company believes it is more-likely-than-not that the Company will not realize the benefit of certain deferred tax assets, and, accordingly, has established a valuation allowance against certain deferred tax assets of $138,605 as of July 3, 2022 and $166,323 as of June 27, 2021.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the fiscal years ended July 3, 2022 and June 27, 2021 was as follows:

	July 3, 2022	June 27, 2021
Balance at beginning of year	$26	$22
Additions for tax positions of prior years	1	4
Reductions for tax positions of prior years	—	—
Tax settlements	—	—
Balance at end of year	$27	$26

The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate at July 3, 2022 was $6, along with $21 affecting deferred taxes. The amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate at June 27, 2021 was $5, along with $21 affecting deferred taxes.

As of July 3, 2022 and June 27, 2021, the Company had not recorded an income tax liability on certain undistributed earnings of its foreign subsidiaries. It is expected that these earnings will be permanently reinvested in the operations within the respective country. The Company has not calculated the deferred tax liability that would come due if the earnings were distributed to the U.S. as the calculations are not material.